UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2016 (January 8, 2016)
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President
On January 8, 2016, NCI Building Systems, Inc. (“NCI” or the “Company”) announced that Donald R. Riley was appointed President of the Company, effective January 1, 2016. Mr. Riley, age 53, has served as our President of Group Business Segment since December 2014. Before joining NCI, Mr. Riley was employed by Probuild Holdings, LLC, a supplier of building materials to production builders, custom builders, local contractors and project oriented consumers, where he served as Executive Vice President from November 2011 to November 2014. As Executive Vice President, Mr. Riley managed the supply chain, manufacturing, construction services, marketing, pricing, information technology, strategy and business project management office functions. Prior to joining Probuild Holdings, Mr. Riley was employed by Mohawk Industries, Inc., a floor covering company, from September 2004 to November 2011, serving in various capacities such as Chief Information Officer, Senior Vice President Logistics, and Interim Flooring Executive Vice President Customer Experience. At Mohawk Industries, Mr. Riley was responsible for its global information systems, North America logistic functions, and the flooring segment’s customer service function. Mr. Riley has a B.S. in Engineering from the University of Tennessee at Knoxville.
To facilitate Mr. Riley’s appointment, Norman C. Chambers resigned his position as President of the Company effective January 1, 2016. Mr. Chambers will continue to serve as Chairman and Chief Executive Officer of the Company. Mr. Riley, in his capacity as President, will report to Mr. Chambers in his role as Chairman and Chief Executive Officer.
As a senior executive officer of NCI, Mr. Riley receives compensation and benefits that are substantially the same as the Company’s other executive officers, as described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 23, 2015.
Item 8.01 Other Events.
On January 8, 2016, the Company issued a press release regarding the appointment of Mr. Riley as President of the Company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 8, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Todd R. Moore
Todd R. Moore Executive Vice President, General Counsel and Secretary

Dated: January 8, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 8, 2016.